SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	November 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC4)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

	On November 25, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated November 25,
	1998.	The Monthly Report is filed pursuant to and in accordance with
	(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of 			Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated November 25, 1998.



    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC4

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:           11/25/98


                  Beginning                                 Ending
                  Certificate                               Certificate
    ClasCusip     Balance(1)   Principal  Interest   Losses Balance
    A   79548KC55 222092416.21 2456959.06 1001151.90   0.00 219635457.15
    M-1 79548KC63  23598000.00       0.00  109915.16   0.00  23598000.00
    M-2 79548KC71  27285000.00       0.00  133455.03   0.00  27285000.00
    M-3 79548KC89  14011000.00       0.00   76119.19   0.00  14011000.00
    CE  7955109E8   5899600.00       0.00  908461.73   0.00   5899600.00
    P   7955109F5       100.00       0.00    7214.48   0.00       100.00
    R-II79548KD39         0.00       0.00       0.00   0.00         0.00
    Total         292886116.21 2456959.06 2236317.49   0.00 290429157.15





              AMOUNTS PER $1,000 UNIT                PASS THROUGH RATES

                                          Ending            Current
                                          Certificate       Pass-Through
ClasPrincipal Interest     Total      Balance    Losses Interest Rate
A   10.959711     4.465820   15.42553   979.7238 0.0000      5.40938%
M-1    0.0000     4.657817    4.65782  1000.0000 0.0000      5.58938%
M-2    0.0000     4.891150    4.89115  1000.0000 0.0000      5.86938%
M-3    0.0000     5.432816    5.43282  1000.0000 0.0000      6.51938%
CE     0.0000   153.987004  153.98700  1000.0000 0.0000      3.72211%
P      0.0000   72144.8000 72144.8000  1000.0000 0.0000           NA
R-II   0.0000     0.000000    0.00000     0.0000 0.0000      5.40938%



    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION           122035.88
    TRUSTEE FEES                             2440.72

    Section 4.02 (iv.)
    P&I ADVANCES               Total Advances                   94689.25
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF   25-Nov-98
        Stated Principal Balance of Mortgage Loans          290429157.37
        Stated Principal Balance of REO Properties                  0.00

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
        Number of Loans (Beginning)                                 1935
        Aggregate Principal Balance as of the Due Date      292886116.42
        Number of Loans (Ending)                                    2589
        Aggregate Principal Balance as of the Due Date      290429157.37

        Weighted Average Remaining Term to Maturity               356.67
        Beginning Weighted Average Mortgage Rate                9.64298%
        Number of Subsequent Loans                                     0
        Balance of Subsequent Loans                                 0.00

                                          Unpaid            Stated
    Section 4.02 (vii.)                   Principal         Principal
    DELINQUENCY INFORMATION               Balance    Number Balance
    30-59 days delinquent                 3919563.15     48   3913723.44
    60-89 days delinquent                  757272.08      2    756031.33
    90 or more days delinquent                  0.00      0         0.00
    Foreclosures                           285894.51      3    285473.38
    Bankruptcies                           292957.37      4    292676.57


    Section 4.02 (viii.)
    REO INFORMATIO Loans that became REO properties in the
                   preceding calendar month:
                                          Unpaid     Stated
                                          Principal  Principal
                               Loan NumberBalance    Balance


    Section 4.02 (ix.)         Total Book Value of REO Properties:
    REO BOOK VALUES                                                 0.00

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                               Curtailments                     11072.83
                               Payments in Full               2298312.82

                  Prepayment Charges                             7214.48
                  REO Principal Amortization                        0.00

    Section 4.02 (xi.)         Realized Losses that were incurred
    REALIZED LOSSES            during the related Prepayment Period:

                  Total Realized Losses                0.00
                  Which Include:
                  Extraordinary Losses                 0.00
                  Fraud Losses                         0.00
                  Special Hazard Losses                0.00
                  Bankruptcy Losses                    0.00


    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
        Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
        Available Distribution Amount:                 0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                    Certificate
                                          Factor
                               Class A     0.9797238
                               Class M-1  1.00000000
                               Class M-2  1.00000000
                               Class M-3  1.00000000
                               Class CE    0.9845897

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                               Interest   Reduction from the Allocation
                               Carry      Prepayment        Relief Act
                               Forward    Interest          Interest
                  Interest     Amount     Shortfalls Losses Shortfalls
        A           1001151.90       0.00       0.00   0.00         0.00
        M-1          109915.16       0.00       0.00   0.00         0.00
        M-2          133455.03       0.00       0.00   0.00         0.00
        M-3           76119.19       0.00       0.00   0.00         0.00
        CE           908461.73     NA           0.00   0.00         0.00
        TOTAL       2229103.01       0.00       0.00   0.00         0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls
    not covered by the Servicer:                                    0.00

    Section 4.02 (xvii.)
                  Relief Act Interest Shortfall                     0.00

    Section 4.02 (xviii.)
			Fraud Loss Amount                           8849250.00
                  Bankruptcy Amount                            100000.00
                  Special Hazard Amount                       3694760.00

    Section 4.02 (xix.)
			Required Overcollateralized Amount          5899600.00
                  Credit Enhancement Percentage                24.37551%

    Section 4.02 (xx.)
			Overcollateralization Increase Amount        	  0.00

    Section 4.02 (xxi.)
			Overcollateralization Reduction Amount            0.00

    Section 4.02 (xxii.)
    PASS THROUGH RATE
                  A              5.409380%  5.232340%
                  M-1            5.589380%  5.412340%
                  M-2            5.869380%  5.692340%
                  M-3            6.519380%  6.342340%
                  CE             3.722107%

    Section 4.02 (xxiii.)
    PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
    Amount on Deposit in the Pre-Funding Account                    0.00
    Amount on Deposit in the Interest Coverage Account              0.00

    Section 4.02 (xxiv.)
    PRE-FUNDING ACCOUNT DEPOSITS
    Amount from the Pre-Funding Account
    distributed to the Certificates                                 0.00

    PERFORMANCE MEASURES
    Net Monthly Excess Cash Flow                               908461.73

                  Delinquency Percentage                       0.459383%

                  Stepdown Date Occurrence           NO
                  Trigger Event Occurrence           NO









	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	November 30, 1998